SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                        FORM 8-K12G3

         CURRENT REPORT PURSUANT TO SECTION 13 OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 1997

                      FOUR OAKS FINCORP, INC.
     (Exact name of registrant as specified in its charter)

      North Carolina                                       56-2028446
(State or other jurisdiction of  (Commission File  (IRS Employer Identification
incorporation or organization    Number            Number)


                               6144 US 301 South
                          Four Oaks, North Carolina
                  (Address of principal executive offices)


                                    27524
                                 (ZIP Code)


Registrant's telephone number, including area code: (919) 963-2177



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                  Exhibit Index appears on Page 7


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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

Reorganization

     On February 5, 1997, Four Oaks Bank & Trust Company (the "Bank"), a
Section 12(i) reporting company, formed the Registrant for the purpose of serving as a holding company for the Bank. Thereafter, the Bank caused the Registrant to form a wholly-owned subsidiary interim North Carolina banking corporation, New Four Oaks Bank (the "Interim Bank"), to facilitate the reorganization.

     On July 1, 1997, the Interim Bank merged with and into the Bank (the "Merger"). The Bank is the survivor of the Merger and, as of the date of the Merger, the Interim Bank no longer exists. After the Merger, the Registrant is the sole shareholder of the Bank.

     The effect of the Merger is that the Registrant is a holding company for the Bank. The Registrant has no significant assets other than the capital stock of the Bank.

     Pursuant to the Merger, the Bank's Common Stock has been converted on a share-for-share basis into Common Stock of the Registrant that have rights, privileges and preferences identical to those of the Bank. The Common Stock of the Registrant is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") pursuant to Rule 12g-3 promulgated under the 1934 Act.

     Effective July 1, 1997, the Bank will no longer file reports with the Federal Deposit Insurance Corporation pursuant to Section 12(i) of the 1934 Act. Effective such date, the Registrant will file reports with the Securities and Exchange Commission (the "Commission") pursuant to the 1934 Act.

Description of Common Stock

     General. The authorized capital stock of the Registrant consists of 5,000,000 shares of Common Stock, $1.00 par value per share, of which 843,158 shares were issued and outstanding on July 1, 1997. All shares, when issued and fully paid, are nonassessable and are not subject to redemption or conversion and have no preemptive rights. Each share of Common Stock is entitled to participate equally, after the satisfaction of all corporate liabilities, in the distribution of assets in the event of liquidation.

     Voting Rights. Except as otherwise provided by law, each holder of the Common Stock has one vote per share upon all matters voted upon by shareholders. With respect to the election of directors, cumulative voting is not available to shareholders of the Registrant.


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     Dividends. Each share of the Common Stock is entitled to participate equally in dividends as and when declared by the Board of Directors out of funds legally available for the payment of such dividends.

     Supermajority Vote and Fair Price Provisions. The Registrant has certain provisions in its Articles of Incorporation which are designed to provide certain protections from takeovers not deemed to be in the best interests of the Registrant and its shareholders. Specifically, the Registrant has adopted a provision in its Articles of Incorporation which would provide for supermajority vote and fair price protections in certain business combinations and a provision which would require a supermajority vote to amend the Articles of Incorporation. The goal and policy of the Board of Directors is not to prevent any takeover attempts; but rather, to implement procedures which will promote cooperation with the Board of Directors by any party desiring to obtain control of the Registrant and to maximize shareholder value.

     Under the supermajority vote provision in the Registrant's Articles of Incorporation, certain plans of merger or consolidation of the Registrant with or into any other corporation, or the sale, lease or exchange or other disposition of all or substantially all of the assets of the Registrant to or with any other corporation, person or entity, must be approved as follows:
(a) at a special or annual meeting of shareholders by an affirmative vote of the shareholders holding at least a majority of the shares of the Registrant issued and outstanding and entitled to vote thereon, provided that such plan has received the prior approval by a resolution adopted by an affirmative vote of at least 80% of the full Board of Directors before such plan is submitted for approval to the shareholders; or (b) at a special or annual meeting of shareholders by an affirmative vote of the shareholders holding at least 80% of the shares of the Registrant issued and outstanding and entitled to vote thereon provided that such plan has not received the prior approval by a resolution adopted by an affirmative vote of at least 80% of the full Board of Directors, but has received the prior approval by resolution adopted by an affirmative vote of a majority of a quorum of the Board of Directors.

     The fair price provision of the Articles of Incorporation applies to business combinations which includes mergers, consolidations, sales of assets or securities, recapitalizations and similar transactions involving the Registrant which have not received the approval of 80% of the full Board of Directors and only to shareholders who vote against such business combinations and who then elect to sell their shares to the Registrant for cash at the minimum or fair price. This fair price provision requires that the consideration for such shares be paid in cash by the Registrant and that the price per share be at least equal to the greater of the following:

     (1) The highest price per share paid for the Registrant's Common Stock during the four years immediately preceding the vote by any shareholder who beneficially owned five percent or more of the Registrant's Common Stock and who votes in favor of the business combination;

     (2) The cash value of the highest price per share previously offered pursuant to a tender offer to the shareholders of the Registrant within four years immediately preceding the vote;



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     (3) The aggregate earnings per share of the Registrant's Common Stock during the four fiscal quarters immediately preceding the vote multiplied by the highest price/earnings ratio of the Registrant's Common Stock at any time during the four fiscal quarters or up to the day the vote occurs;

     (4) The highest price per share, including commissions and fees paid by a control person in acquiring any of its holdings of the Registrant's Common Stock; or

     (5) The fair value per share of the Registrant's Common Stock of the minority shareholders as determined by an investment banking or appraisal firm chosen by a majority of the members of the Board of Directors voting against the business combination, such fair value not taking into consideration that the shares are held by a minority of the shareholders.

     In addition to the above supermajority vote provision, amendments to the Articles of Incorporation of the Registrant shall be adopted only upon the approval of the holders of at least 80% of the Registrant's capital stock or by the vote of the holders of at least a majority of all shares of the Registrant's capital stock where the proposed amendment was approved by an affirmative vote of a majority of disinterested members of the Board of Directors.


     Anti-Takeover Considerations. The supermajority of shareholders and the fair price provisions of the Articles of Incorporation may have certain anti-takeover effects, including that of making the Registrant a less attractive target for a "hostile" takeover bid or rendering more difficult or discouraging a merger proposal or the assumption of control through the acquisition of a large block of the Registrant's Common Stock.
The Board of Directors believes that the fair price provision may encourage companies interested in acquiring the Registrant to negotiate in advance with the Board of Directors since, if 80% of the full Board of Directors approves certain business combinations, the minimum price and higher voting requirements of the fair price provision would be avoided. The requirement of a supermajority of shareholders to amend the Articles of Incorporation of the Registrant and approve certain business transactions may have anti-takeover effects by allowing a minority of the Registrant's shareholders to prevent a transaction favored by the majority of shareholders. Also, in some circumstances, the Board of Directors could cause an 80% vote to be required to approve a transaction, thereby enabling management to retain control over the affairs of the Registrant and their positions with the Registrant. The primary purpose of the supermajority vote requirements, however, is to encourage negotiations with the Registrant's management by groups or corporations interested in acquiring control of the Registrant and to reduce the danger of a forced merger or sale of assets.

     The Registrant is not aware of any pending or threatened effort to acquire control of the Registrant or to change its management. In addition, there have been no proposals to the Registrant's management or its Board of Directors for merger or the purchase of Registrant securities or assets. The Board of Directors does not presently intend to propose any additional anti-takeover provisions.

     Transfer Agent. Branch Banking and Trust Company is the transfer agent for the Registrant's Common Stock.


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Item 7. Financial Statements and Exhibits

Exhibit     Description

 2 Agreement and Plan of Reorganization and Merger by and between Four Oaks Bank & Trust Company and the Registrant dated February 24, 1997

 3.1        Articles of Incorporation of Registrant, as filed February 5, 1997

 3.2        Bylaws of the Registrant

 4          Specimen of Certificate for Four Oaks Fincorp, Inc. Common Stock

10.1        Employee Stock Purchase and Bonus Plan

10.2        Non-Qualified Stock Option Plan

10.3        Dividend Reinvestment and Stock Purchase Plan

27          Financial Data Schedule

99.1 Annual Report of the Bank on Form F-2 for the Fiscal Year Ended December 31, 1996, as amended

99.2        Quarterly Report of the Bank on Form F-4 for the Quarter Ended
            March 31, 1997

99.3 Articles of Merger of New Four Oaks Bank into Four Oaks Bank & Trust Company dated June 18, 1997 and effective July 1, 1997


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FOUR OAKS FINCORP, INC.



                                                  By: /s/ Ayden R. Lee, Jr.
                                                      Name: Ayden R. Lee, Jr.
                                                      Title: President, Chief
                                                             Executive Officer
                                                             and Director

Date: July 1, 1997


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                                INDEX TO EXHIBITS

Exhibit      Description

2 Agreement and Plan of Reorganization and Merger by and between Four Oaks Bank & Trust Company and the Registrant dated February 24, 1997

3.1          Articles of Incorporation of Registrant, as filed
             February 5, 1997

3.2          Bylaws of the Registrant

4            Specimen of Certificate for Four Oaks Fincorp, Inc. Common
             Stock

10.1         Employee Stock Purchase and Bonus Plan

10.2         Non-Qualified Stock Option Plan

10.3         Dividend Reinvestment and Stock Purchase Plan

27           Financial Data Schedule

99.1 Annual Report of the Bank on Form F-2 for the Fiscal Year Ended December 31, 1996, as amended

99.2         Quarterly Report of the Bank on Form F-4 for the Quarter
             Ended March 31, 1997

99.3 Articles of Merger of New Four Oaks Bank into Four Oaks Bank & Trust Company dated June 18, 1997 and effective July 1,1997

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